EXHIBIT 99.5

2004 Guidance Weather ComEd CTC Amort. / Depr. Nuclear Outages /Fuel Exelon Way Load Growth Other RNF Interest 2005 Guidance Invisible dataset 0 2.78 2.86 2.81 2.76 2.76 2.81 2.91 2.96 0 Green 2.78 0.11 0.03 0.05 0.05 0.05 0.1 0.05 0.09 3.1 2004 A 2005 E Interest O&M Expense/ Other ComEd CTC Expected EPS Drivers Amort.& Depr./ PECO CTC Amort. 2005 Adjusted (non-GAAP) Operating EPS Guidance: $2.90 - $3.10 Nuclear Refueling Outages Weather Load Growth Other Revenue Net Fuel Growth Other Risks and Opportunities +/- CTC Reset +/- Weather +/- Economy +/- Natural Gas Prices Notes: For reconciliation to GAAP reported EPS, see 4Q 04 earnings release attachments within Exhibit 99.1 of Form 8-K filed 1/25/05. Items may not add due to rounding.